EXHIBIT 3.1

                                                      FILED
                                               In the Office of the
                                            Secretary of State of Texas
                                                    Dec 20 1973
                                                   Betty Waller
                                       Deputy Director, Corporation Division

                          ARTICLES OF INCORPORATION OF
                      TEXAS OLEFINS TRANSPORTATION COMPANY

     We, the undersigned natural persons of the age of twenty-one (21) years or more, at least two of whom are citizens of the State of Texas, acting as incorporators of the corporation under the Texas Business Corporation Act, do hereby adopt the following articles under corporation for said corporation.

                                 ARTICLE NO. ONE

     The name of the corporation is TEXAS OLEFINS TRANSPORTATION COMPANY.

                                 ARTICLE NO. TWO

     The period of its duration is perpetual.

                                ARTICLE NO. THREE

     The purpose or purposes for which the corporation is organized are: to transport by barge, truck, or other types of transportation, liquids, oil, and other petroleum products.

                                ARTICLE NO. FOUR

     The aggregate number of shares which the corporation shall have the authority to issue is 500,000 shares, having no par value.

                                ARTICLE NO. FIVE

     The corporation will not commence business until it has received for the issuance of its shares consideration of the value of $1000.00, consisting of money, labor done or property actually received, which sum is not less than $1,000.00.

                                 ARTICLE NO. SIX

     The Post office address of its initial registered office is 5309 Decker Drive, Baytown, Texas, and the name of its initial registered agent at such address is DAVE C. SWALM.

                                ARTICLE NO. SEVEN

     The number of directors constituting the initial Board of Directors is three (93) and the names and addresses of the persons who are to serve as directors until their successors are elected and qualified are: Dave C. Swalm, President, 5309 Decker Drive, Baytown, Texas; Louis E. Palmer, Vice-President, 5309 Decker Drive, Baytown, Texas; Patrick A. Bowers, Secretary-Treasurer, 5309 Decker Drive, Baytown, Texas.

                                ARTICLE NO. EIGHT

     The names and addresses of the incorporators are: Dave C. Swalm, 5309 Decker Drive, Baytown, Texas; Louis E. Palmer, 5309 Decker Drive, Baytown, Texas; Patrick A. Bowers, 5309 Decker Drive, Baytown, Texas.

     IN WITNESS WHEREOF, we have hereunto set our hands this the 30th day of November, 1973.

                                          Dave C. Swalm
                                          DAVE C. SWALM

                                          Louis E. Palmer
                                          LOUIS E. PALMER

                                          Patrick A. Bowers
                                          PATRICK A. BOWERS

THE STATE OF TEXAS  X

COUNTY OF HARRIS    X

     That I, Evelyn Underhill, a Notary Public, do hereby certify that on this the 30th day of November, 1973, personally appeared DAVE C. SWALM, LOUIS E. PALMER, and PATRICK A. BOWERS, who each being by me first duly sworn, severally declared that they are the persons who signed the foregoing instrument or document as incorporators and that the statements therein contained are true.

                                          EVELYN UNDERHILL
                                          Notary Public in and for
                                          Harris County, Texas.

                                                         FILED
                                                  In the Office of the
                                              Secretary of State of Texas
                                                       JAN 14 1995
                                                      James B. Chote
                                         Deputy Director, Corporation Division

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

     ARTICLE ONE: The name of the corporation is TEXAS OLEFINS TRANSPORTATION COMPANY.

     ARTICLE TWO: The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on December 18, 1974, said amendment being as follows:

     Said amendment changing the name of said corporation to TEXAS PETROCHEMICALS CORPORATION.

     The amendment alters or changes Article One of the original Articles of Incorporation, and said Article is hereby amended to read as follows:

     The name of the corporation is TEXAS PETROCHEMICALS CORPORATION.

     ARTICLE THREE: The number of shares of the corporation outstanding at the time of such adoption was 500,000 and the number of shares entitled to vote thereon was 500,000, there only being one class of stock.

     ARTICLE FOUR: The number of shares voted for such amendment was 500,000, and the number of shares voted against such amendment was none.

     ARTICLE FIVE: The holders of all of the shares outstanding and entitled to vote on said amendment have signed a consent in writing adopting said amendment.

     ARTICLE SIX: There was no change in the classification of any issued shares by virtue of said amendment.

     ARTICLE SEVEN: There was no change by said amendment in the amount of the stated capital.

     Dated this the 18th day of December, 1974.

                                          TEXAS OLEFINS TRANSPORTATION COMPANY

                                          By DAVE C. SWALM
                                             Dave C. Swalm, President

                                             PATRICK A. BOWERS
                                             Patrick A. Bowers, Secretary

THE STATE OF TEXAS  X

COUNTY OF HARRIS    X

     I, the undersigned authority, a Notary Public, do hereby certify that on this the 18th day of December, 1974, personally appeared before me Dave C. Swalm who declared to me he is President of Texas Olefins Transportation Company, and Patrick A. Bowers, who declared to me he is Secretary of Texas Olefins Transportation Company, said persons executed the foregoing document and each of them having been duly sworn, acknowledged that they signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true and correct.

     IN WITNESS THEREOF, I have hereunto set my hand and seal of office this the 18th day of December, 1974.

                                          JAMES A. GIRRADEAU
                                          Notary Public in and for
                                          Harris County, Texas

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                        TEXAS PETROCHEMICALS CORPORATION

     Articles of Amendment of the Articles of Incorporation of TEXAS PETROCHEMICALS CORPORATION, CHARTER NUMBER 335221-0.

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation and prior Amendments thereto, to-wit:

                                   ARTICLE ONE

     The name of the corporation is TEXAS PETROCHEMICALS CORPORATION.

                                   ARTICLE TWO

     The following amendments to the Articles of Incorporation was adopted by the incorporation on January 16, 1984.

     This Amendment amends ARTICLE THREE of the original Articles of Incorporation of said Corporation and substituted in lieu thereof, a new ARTICLE THREE in its entirely being as follows:

                                  ARTICLE THREE

     The purpose for which said Corporation is organized is the transaction of any or all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.

     This Amendment amends ARTICLE FOUR of the original Articles of Incorporation of said Corporation, said ARTICLE FOUR being deleted in its entirely and the following ARTICLE FOUR is substituted in lieu thereof, to-wit:

                                  ARTICLE FOUR

     The aggregate number of shares which the Corporation shall have authority to issue is TEN MILLION (10,000,000) shares having no par value.

                                  ARTICLE THREE

     Before the Amendment, the number of shares outstanding was FIVE HUNDRED THOUSAND (500,000) shares all of one class, there only being one class of stock, and the number of shares voted for such amendment is FIVE HUNDRED THOUSAND (500,000) and the number of shares voted against such Amendment was none.

                                  ARTICLE FOUR

     There is no change in the classification of any issued shares by virtue of said Amendment.

                                  ARTICLE FIVE

     There was no change by said Amendment in the amount of the stated capital.

                     DATED -------------------------, 1984.


                                          TEXAS PETROCHEMICALS CORPORATION
                                          BY John T. Shelton
                                             JOHN T. SHELTON, President

                                             Eugene J. Bohny
                                             EUGENE J. BOHNY, Secretary

THE STATE OF TEXAS  X

COUNTY OF HARRIS    X

     I, the undersigned authority, a Notary Public, do hereby certify that on this the 29th day of February, 1984, personally appeared before me JOHN S. SHELTON who declared to me he is President of TEXAS PETROCHEMICALS CORPORATION, and EUGENE J. BOHNY who declared to me he is Secretary of TEXAS PETROCHEMICALS CORPORATION, said persons executed the foregoing document and each of them having been duly sworn, acknowledged that they signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true and correct.

     IN WITNESS THEREOF, I have hereunto set my hand and seal of office this the 29th day of February, 1984.

                                          LaNell Cooke
                                          NOTARY PUBLIC IN AND FOR
                                          HARRIS COUNTY, TEXAS
                                          Notary's Printed Name:
                                          La Nell Cooke
                                          My Commission Expires: 7/31/84

                                                  FILED
                                           In the Office of the
                                       Secretary of State of Texas
                                                Jan 14 1975
                                               James B. Chote
                                   Deputy Director, Corporation Division

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to it Articles of Incorporation:

     ARTICLE ONE: The name of the corporation is TEXAS OLEFINS TRANSPORTATION COMPANY.

     ARTICLE TWO: The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on December 18, 1974, said amendment being as follows:

     Said amendment changing the name of said corporation to TEXAS PETROCHEMICALS CORPORATION.

     The amendment alters or changes Article One of the original Articles of Incorporation, and said Article is hereby amended to read as follows:

     The name of the corporation is TEXAS PETROCHEMICALS CORPORATION.

     ARTICLE THREE: The number of shares of the corporation outstanding at the time of such adoption was 500,000 and the number of shares entitled to vote thereon was 500,000, there only being one class of stock.

     ARTICLE FOUR: The number of shares voted for such amendment was 500,000, and the number of shares voted against such amendment was none.

     ARTICLE FIVE: The holders of all of the shares outstanding and entitled to vote on said amendment have signed a consent in writing adopting said amendment.

     ARTICLE SIX: There was no change in the classification of any issued shares by virtue of said amendment.

     ARTICLE SEVEN: There was no change by said amendment in the amount of the stated capital.

     Dated this the 18th day of December, 1974.

                                         TEXAS OLEFINS TRANSPORTATION COMPANY

                                         By DAVE C. SWALM
                                            Dave C. Swalm President

                                            PATRICK A. BOWERS
                                            Patrick A. Bowers, Secretary

The STATE OF TEXAS  X

COUNTY OF HARRIS    X

     I, the undersigned authority, a Notary Public, do hereby certify that on this the 18th day of December, 1974, personally appeared before me Dave C. Swalm who declared to me he is President of Texas Olefins Transportation Company, and Patrick A. Bowers, who declared to me he is Secretary of Texas Olefins Transportation Company, said persons executed the foregoing document and each of them having been duly sworn, acknowledged that they signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true and correct.

     IN WITNESS THEREOF, I have hereunto set my hand and seal of office this the 18th day of December, 1974.

                                          JAMES A. GIRRADEAU
                                          Notary Public in and for
                                          Harris County, Texas

                                                  FILED
                                          In the Office of the
                                       Secretary of State of Texas
                                               MAR 05 1984
                                           Corporation Section

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                        TEXAS PETROCHEMICALS CORPORATION

     Articles of Amendment of the Articles of Incorporation of TEXAS PETROCHEMICALS CORPORATION, CHARTER NUMBER 335221-0.

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation and prior Amendments thereto, to-wit:

                                   ARTICLE ONE

     The name of the corporation is TEXAS PETROCHEMICALS CORPORATION.

                                   ARTICLE TWO

     The following amendments to the Articles of Incorporation was adopted by the incorporation on January 16, 1984.

     This Amendment amends ARTICLE THREE of the original Articles of Incorporation of said Corporation and substituted in lieu thereof, a new ARTICLE THREE in its entirely being as follows:

                                  ARTICLE THREE

     The purpose for which said Corporation is organized is the transaction of any or all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.

     This Amendment amends ARTICLE FOUR of the original Articles of Incorporation of said Corporation, said ARTICLE FOUR being deleted in its entirely and the following ARTICLE FOUR is substituted in lieu thereof, to-wit:

                                  ARTICLE FOUR

     The aggregate number of shares which the Corporation shall have authority to issue is TEN MILLION (10,000,000) shares having no par value.

                                  ARTICLE THREE

     Before the Amendment, the number of shares outstanding was FIVE HUNDRED THOUSAND (500,000) shares all of one class, there only being one class of stock, and the number of shares voted for such amendment is FIVE HUNDRED THOUSAND (500,000) and the number of shares voted against such Amendment was none.

                                  ARTICLE FOUR

     There is no change in the classification of any issued shares by virtue of said Amendment.

                                  ARTICLE FIVE

     There was no change by said Amendment in the amount of the stated capital.

     DATED -----------------------, 1984.

                                          TEXAS PETROCHEMICALS CORPORATION

                                          BY JOHN T. SHELTON
                                             John T. Shelton, President

                                             EUGENE J. BOHNY
                                             Eugene J. Bohny, Secretary

THE STATE OF TEXAS  X

COUNTY OF HARRIS    X

     I, the undersigned authority, a Notary Public, do hereby certify that on this the 29th day of February, 1984, personally appeared before me JOHN S. SHELTON who declared to me he is President of TEXAS PETROCHEMICALS CORPORATION, and EUGENE J. BOHNY who declared to me he is Secretary of PETROCHEMICALS CORPORATION, said persons executed the foregoing document and each of them having being duly sworn, acknowledged that they signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true and correct.

     IN WITNESS THEREOF, I have hereunto set my hand and seal of office this the 29th day of February, 1984.

                                          LA NELL COOKE
                                          NOTARY PUBLIC IN AND FOR
                                          HARRIS COUNTY, TEXAS
                                          Notary's Printed Name:
                                          La Nell Cooke
                                          My Commission Expires: 7/31/84

                                                  FILED
                                           In the Office of the
                                       Secretary of State of Texas
                                                APR 06 1992
                                           Corporations Section

                              ARTICLES OF AMENDMENT
                                       TO
                          THE ARTICLES OF INCORPORATION
                                       OF
                        TEXAS PETROCHEMICALS CORPORATION

                              CHARTER NO. 335221-0

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation and prior Amendments thereto to-wit:

                                   ARTICLE ONE

     The name of the Corporation is: TEXAS PETROCHEMICALS CORPORATION.

                                   ARTICLE TWO

     The following Amendments to the Articles of Incorporation were adopted by the Shareholders of the Corporation on March 16, 1992, by a Statement of Unanimous Consent, a copy of which is attached hereto as Exhibit "A", so as to:

     1) Deny preemptive rights; and

     2) Prohibit cumulative voting.

                                  ARTICLE THREE

     The following Amendments to the Articles of Incorporation are in addition to the original or amended Articles of Incorporation and the full text of each Article added to the Articles of Incorporation is as follows:

                                 "ARTICLE TEN

                          DENIAL OF PREEMPTIVE RIGHTS

     "Provisions limiting or denying Shareholders the preemptive right to acquire additional or treasury shares of the Corporation are:

          "No Shareholder shall be entitled, as a matter of right, to subscribe for, purchase, or receive any shares of stock or any rights or options of the Corporation which it may issue to sell, whether out of the number of shares authorized by these Articles of Incorporation or by Amendment hereof, or out of the shares of stock of the Corporation acquired by it after the issuance thereof, nor shall any Shareholder be entitled, as a matter of right, to subscribe for, purchase, or receive any bonds, debentures, or other securities which the Corporation may issue or sell that shall be convertible into, or exchangeable for, shares or to which shall be attached or appertaining any warrant or warrants or other instrument or instruments that shall confer upon the holder or owner of such obligations the right to subscribe for, purchase, or receive from the Corporation any shares of its authorized capital stock, but, in all such additional issuances of stock, rights, and options, or of bonds, debentures, or other securities convertible into, exchangeable for, stock or to which warrants shall be attached or appertain, or which shall confer upon the holder the right to subscribe for, purchase, or receive any shares of stock, may be issued, optioned for, and sold or disposed of by the Corporation pursuant to resolution of its Board of Directors to such persons, firms, or corporations, and upon such terms as may be lawful and may to such Board of Directors seem proper and advisable, without first offering such stock or securities or any part thereof to the Stockholders. The acceptance of stock in the Corporation shall be a waiver of any preemptive right or preferential right which, in the absence of this provision, might otherwise be affected by Shareholders of the Corporation or any of them.

                                "ARTICLE ELEVEN
                        PROHIBITION OF CUMULATIVE VOTING

     "At any election of Directors, each Shareholder entitled to vote at such election shall have the right to vote in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has the right to vote, but it is expressly prohibited for any Shareholder to cumulate his votes by giving one candidate as many votes as the number of such Directors multiplied by his shares shall equal, or by distributing such votes on such principal among any such of candidates."

                                  ARTICLE FOUR

     The number of shares of the Corporation outstanding at the time of such adoption was 3,985,000 shares of Common Stock, each without par value, and each with a stated value of $1.00 per share.

     The number of shares entitled to vote thereon was 3,985,000 shares of Common Stock.

                                  ARTICLE FIVE

     The number of shares voted for such Amendments was:


                CLASS       FOR      AGAINST
               -------     -------   -------
               Common    3,985,000     -0-

                                  ARTICLE SIX

     The manner in which any exchange, reclassification, or cancellation of issued shares provided for in this Amendment to the Articles of Incorporation shall be effected is as follows:

     None.

                                 ARTICLE SEVEN

     The manner in which this Amendment to the Articles of Incorporation effects a change in the amount of stated capital, and the amount of stated capital as changed by this Amendment to the Articles of Incorporation, are as follows:

     None.

DATED:  March 16, 1992.

                                          TEXAS PETROCHEMICALS CORPORATION

                                          By: DAVE C. SWALM
                                              Dave C. Swalm, President

Attest:
La Nell Cooke, Secretary

                         STATEMENT OF UNANIMOUS CONSENT
                              OF THE SHAREHOLDERS
                (In lieu of Special Meeting of the Shareholders)
                                       OF
                        TEXAS PETROCHEMICALS CORPORATION

                        Pursuant to Article 9.10A of the
                         Texas Business Corporation Act

     We, the undersigned, being all of the Common Stockholders entitled to vote at a meeting of the Shareholders of Texas Petrochemicals Corporation, a Texas corporation, organized and existing under the laws of the State of Texas (hereinafter sometimes called the "Corporation"), acting pursuant to Article 9.10A of the Texas Business Corporation Act (hereinafter called the "Act"), do hereby consent and declare that when all of the Stockholders have signed this Statement of Unanimous Consent, the following Resolution shall be deemed to be adopted to the same extent, and to have the same force and effect, as if adopted at a formal Special Meeting of the Stockholders duly called by the proper officers of the Corporation for the purpose of transacting the business hereinafter set forth.

     RESOLUTION NO. S-92-03-16-01 -- Approve Amendment to the Articles of Incorporation

     WHEREAS, the Board of Directors of Texas Petrochemicals ("TPC") recommends that TPC's Articles of Incorporation be amended in the following respects:

     1) Deny preemptive rights; and

     2) Prohibit cumulative voting.

     WHEREAS, it is the opinion of the Board of Directors of TPC that the TPC Shareholders approve the aforesaid Amendment to its Articles of Incorporation;

     BE IT RESOLVED, that the Shareholders of TPC do hereby approve the Amendment to the Articles of Incorporation as set forth on Exhibit "A", a copy of which Amendment was exhibited to the Shareholders, to which Amendment reference is hereby made; and

     BE IT FURTHER RESOLVED, that, the Shareholders of TPC do hereby authorize and instruct the President of the Corporation, Dave C. Swalm, to execute and file the Amendment to the Articles of Incorporation of TPC for and on behalf of the Corporation and as the act and deed of the Corporation; and

     BE IT FURTHER RESOLVED, that the Shareholders of TPC do hereby authorize and instruct the proper officers of the Corporation to take all steps necessary to carry into effect the foregoing resolution.

     RESOLUTION NO. S-92-03-16-02 -- Amend Section 3.2 of the By-Laws

     WHEREAS, the By-Laws of the Corporation provide that the number of Directors of the Corporation shall be five; and

     WHEREAS, the Board of Directors has recommended that Section 3.2 of the By-Laws be amended so as to increase the number of Directors from five to seven;

     BE IT RESOLVED, that the Stockholders of TPC do hereby authorize and approve the following Amendment to Section 3.2 of the By-Laws of TPC, so that said Section 3.2 shall hereafter read as follows:

     "3.2" Number; Qualifications

             The number of Directors of the Corporation shall be seven (7), unless and until otherwise determined by a vote of the majority of the entire Board of Directors. The number of Directors shall not be less than three (3), unless all of the outstanding shares are owned beneficially and of record by less than three (3) shareholders, in which event the number of Directors shall not be less than the number of Shareholders. None of the Directors need be residents of the State of Texas nor a Shareholder of the Corporation."

     and

     BE IT FURTHER RESOLVED, that the Shareholders do hereby authorized and instruct the proper officers of the Corporation to execute an Amendment to the By-Laws amending Section 3.2 as hereinabove set forth and a copy of the Amendment in the minute book of the Corporation.

     The undersigned constitute all of the Shareholders of Texas petrochemicals Corporation entitled to vote on the aforesaid resolutions.

     This consent may be executed in one or more parts, all of which together shall be one and the same instrument.

     IN WITNESS WHEREOF, this Statement of Unanimous Consent has been executed by the following Shareholders this, the 16th day of March, 1992.


                                NUMBER OF
NAME OF SHAREHOLDER            SHARES HELD                  SIGNATURE
- --------------------           ------------              --------------
Texas Olefins Company            3,200,000         Texas Olefins Company
                                              By:  DAVE C. SWALM
                                                   Dave C. Swalm
                                                   Chairman of Board
                                                   and President
Dave C. Swalm                      500,000         DAVE C. SWALM
Ronald W. Woliver                  120,000         RONALD W. WOLIVER
John T. Shelton                    100,000         JOHN T. SHELTON
Eugene J. Bohny                     22,000         EUGENE J. BOHNY
Marsha A. Wilder                    10,000         MARSHA A. WILDER
La Nell Cooke                       10,000         LA NELL COOKE
Mark C. Mendelovitz                 10,000         MARK C. MENDELOVITZ
The Swalm Foundation                 7,000         The Swalm Foundation
                                             By:   DAVE C. SWALM
                                                   Dave C. Swalm
                                                   Trustee
Terry Harris                         3,000         TERRY HARRIS
Clayton R. Stevens                   2,000         CLAYTON R. STEVENS
Claude E. Manning                    1,000         CLAUDE E. MANNING
                              ------------
                       TOTAL:    3,985,000
                              ============

                                                         FILED
                                                In the Office of the
                                            Secretary of State of Texas
                                                      July 19 1991
                                                  Corporations Section

                             ARTICLES OF AMENDMENT
                                       TO
                         THE ARTICLES OF INCORPORATION
                                       OF
                        TEXAS PETROCHEMICALS CORPORATION

                              Charter No. 335221-0

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation and prior amendments thereto, to-wit:

                                  ARTICLE ONE

     The name of the Corporation is: TEXAS PETROCHEMICALS CORPORATION.

                                  ARTICLE TWO

     The following amendment to the Articles of Incorporation was adopted by the Shareholders of the Corporation on July 12, 1991, by a Statement of Unanimous Consent, a copy of which is attached hereto as Exhibit "A", so as to amend the purpose clause to authorize the Corporation to trade in future purchases and sales commodities, commodity options, foreign futures and foreign options, commodity contracts, and physical commodities, including currencies on margin and exchanges.

     This Amendment amends Article Three of the Articles of Incorporation, as amended, of said Corporation and substitutes in lieu thereof a new Article Three in its entirety, being as follows:

                                "ARTICLE THREE

     The purpose for which the Corporation is organized is the transaction of any and all lawful business for which corporations may be incorporated under the Texas Business Corporation Act including, but not limited to: trade in future purchases and sales commodities, commodity options, foreign futures and foreign options, commodity contracts, and physical commodities, including currencies on margin and exchanges."

                                 ARTICLE THREE

     The number of shares of the Corporation outstanding at the time of such adoption was 3,987,000 shares of Common Stock, each without par value, and with a stated value of $1.00 per share.

     The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

                             Number of Shares Voted


                CLASS             FOR       AGAINST
              ---------         -------     -------
               Common         3,987,000       -0-

                                  ARTICLE FOUR

     The holders of all the shares outstanding and entitled to vote on said amendment have signed a consent in writing, pursuant to Article 9.10A, adopting said amendment, and any written notice required by Article 9.10A has been given.

                                  ARTICLE FIVE

     There is no change in classification of any issued shares by virtue of said amendment.

                                  ARTICLE SIX

     There was no change by said amendment in the amount of stated capital.

     DATED: July 12, 1991.

                                          TEXAS PETROCHEMICALS CORPORATION
                                          By: JOHN T. SHELTON
                                          John T. Shelton
                                          Executive Vice President

Attest:
LA NELL COOKE
La Nell Cooke, Secretary

                         STATEMENT OF UNANIMOUS CONSENT
                              OF THE SHAREHOLDERS
                (In lieu of Special Meeting of the Shareholders)
                                       OF
                        TEXAS PETROCHEMICALS CORPORATION
                        Pursuant to Article 9.10A of the
                         Texas Business Corporation Act

     We, the undersigned, being all of the Shareholders entitled to vote at a meeting of the Shareholders of Texas Petrochemicals Corporation, a Texas corporation, organized and existing under the laws of the State of Texas (hereinafter sometimes called the "Corporation"), acting pursuant to Article 9.10A of the Texas Business Corporation Act (hereinafter called the "Act"), do hereby consent and declare that when all of the Shareholders have signed this Statement of Unanimous Consent, the following Resolution shall be deemed to be adopted to the same extent, and to have the same force and effect, as if adopted at a formal Special Meeting of the Shareholders duly called by the proper officers of the Corporation for the purpose of transacting the business hereinafter set forth.

RESOLUTION No. S-91-07-12-01 -- Approve Amendment to the Articles of Incorporation Changing the Purpose Clause

     WHEREAS, the Board of Directors of Texas Petrochemicals ("TPC") have recommended and approved the Amendment to the Articles of Incorporation of TPC, so as to enlarge the purpose clause; and

     WHEREAS, it is the opinion of the Board of Directors of TPC that it recommend to its Shareholders the option and approval of an amendment to the Articles of Incorporation of TPC, so as to enlarge its purposes clause; and

     WHEREAS, the Shareholders have determine it is in their best interest and the best interest of the Corporation that the Articles of Amendment to the Articles of Incorporation of TPC enlarging its purpose clause be approved and performed;

     BE IT RESOLVED, that the Shareholders of TPC hereby adopt and approve the Articles of Amendment to the Articles of Incorporation, as amended, of TPC, pursuant to which Article Three of Articles of Incorporation, as amended, of TPC shall hereafter be stated as follows:

                                "ARTICLE THREE

          The purpose for which the Corporation is organized is the transaction of any and all lawful business for which corporations may be incorporated under the Texas Business Corporation Act including, but not limited to: trade in future purchases and sales commodities, commodity options, foreign futures and foreign options, commodity contracts, and physical commodities, including currencies on margin and exchanges."

     and

     BE IT FURTHER RESOLVED, that the Shareholders of TPC do hereby authorize and instruct the Board of Directors and Officers of TPC, for and on behalf of TPC, to take all action and execute and file all documents that are necessary or convenient to carry out and perform the amendment to the Articles of Incorporation of TPC, as hereinabove set forth.

     The undersigned constitute all the Shareholders of Texas Petrochemicals Corporation entitled to vote on the action.

     This consent may be executed in one or more parts, all of which together shall be one and the same instrument.


                                     NUMBER OF
 DATE      NAME OF SHAREHOLDER      SHARES HELD           SIGNATURE
- ------    ----------------------    ----------
7/12/91    Texas Olefins Company       3,200,000    Texas Olefins Company
                                                    By:  DAVE C. SWALM
                                                          Dave C. Swalm
                                                          Chairman of the
                                                    Board
                                                          and President
7/12/91    Dave C. Swalm                 500,000    DAVE C, SWALM
7/12/91    John T. Shelton               100,000    JOHN T. SHELTON
7/12/91    Ronald W. Woliver             120,000    RONALD W. WOLIVER
7/12/91    Eugene J. Bohny                22,000    EUGENE J. BOHNY
7/12/91    La Nell Cooke                  10,000    LA NELL COOKE
7/12/91    Mark C. Mendelovitz            10,000    MARK C. MENDELOVITZ
7/12/91    Marsha A. Wilder               10,000    MARSHA A. WILDER
7/12/91    The Swalm Foundation            7,000    The Swalm Foundation
                                                    By:  DAVE C. SWALM
                                                          Dave C. Swalm
                                                          Trustee
7/12/91    Terry Harris                    3,000    TERRANCE B. HARRIS
7/12/91    Clayton R. Stevens              2,000
7/12/91    Tom Grimsrud                    2,000
7/12/91    Claude E. Manning               1,000    CLAUDE E. MANNING
                                    ------------
           TOTAL:                      3,987,000
                                    ============

                                                           FILED
                                                  In the Office of the
                                               Secretary of State of Texas
                                                         AUG 17 1988
                                                    Corporations Section

                             ARTICLES OF AMENDMENT
                                     TO THE
                          ARTICLES OF INCORPORATION OF
                        TEXAS PETROCHEMICALS CORPORATION

     Articles of Amendment to the Articles of Incorporation of Texas Petrochemicals Corporation, Charter No. 335221-0.

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation and prior Amendments thereto, to-wit:

                                  ARTICLE ONE

     The name of the corporation is Texas Petrochemicals Corporation.

                                  ARTICLE TWO

     The following amendment to the Articles of Incorporation was adopted by the Shareholders of the Corporation on August 16, 1988, so as to add a new Article No. Nine thereto.

     The amendment is an addition to the original or amended Articles of Incorporation and the full text of each provision added is as follows:

                                  ARTICLE NINE
                          INDEMNIFICATION OF DIRECTORS

     "A director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for any act or omission in the director's capacity as a director, except that this Article Nine does not eliminate or limit the liability of a director for:

        (a) a breach of a director's duty of loyalty to the Corporation or its shareholders;

        (b) an act or omission not in good faith or that involves intentional misconduct or a knowing violation of the law;

        (c) a transaction for which a director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of a director's office;

        (d) an act or omission for which the liability of a director is expressly provided for by statute; or

        (e) an act related to the unlawful stock purchase or payment of a dividend.

     If the Texas Miscellaneous Corporation Laws Act or the Texas Business Corporation Act, as amended, further eliminates or limits the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by such statute, as so amended. Any repeal or modification of the foregoing provisions of this Article Nine shall not adversely affect any right of protection of a director of the Corporation existing at the time of such repeal of modification."

                                 ARTICLE THREE

     The number of shares of the corporation outstanding at the time of such adoption was 4,000,000 shares of common stock each with a par value of $1.00 per share; and the number of shares entitled to vote thereon was 1,000,000 shares of common stock.

                                  ARTICLE FOUR

     The number of shares voted for such amendment was 4,000,000; and the number of shares voted against such amendment was - 0 -.

                                  ARTICLE FIVE

     There is no change to the classification of any issued shares by virtue of said amendment.

                                  ARTICLE SIX

     There was no change by said amendment in the amount of stated capital.

Dated: August 16, 1988.

                                          TEXAS PETROCHEMICALS CORPORATION

                                          By: JOHN T. SHELTON
                                            John T. Shelton, President

                                          By: LANELL COOKE
                                          LaNell Cooke, Secretary

                                       15